UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2022

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement

On July 25, 2022, Bank First Corporation, a Wisconsin corporation (“BFC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hometown Bancorp, Ltd., a Wisconsin corporation (“HTB”), whereby HTB will be merged with and into BFC (the “Merger”). Pursuant to entering into the Merger Agreement, BFC’s wholly-owned subsidiary bank, Bank First, N.A. (“Bank First”), and HTB’s wholly-owned subsidiary bank, Hometown Bank (“Hometown Bank”), will enter into a Plan of Bank Merger whereby Hometown Bank will be merged with and into Bank First immediately following the merger of HTB with and into BFC (the “Bank Merger”).

The Merger Agreement has been unanimously approved by the boards of directors of BFC and HTB. The transaction is expected to close in the fourth quarter of 2022, subject to customary closing conditions discussed below and obtaining a conversion date from UFS and Fiserv.

Merger Consideration. Pursuant to the Merger Agreement, each outstanding share of HTB common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive, at the election of each HTB shareholder, either (i) $29.16 in cash (the “per share cash consideration”), or (ii) 0.3962 of a share of BFC’s common stock (the “per share stock consideration”), subject to customary proration and allocation procedures such that at least 70% of HTB shares will receive the stock consideration and no more than 30% of HTB shares will receive the cash consideration. Notwithstanding the foregoing, the aggregate merger consideration (including the per share cash consideration and per share stock consideration) is subject to a downward adjustment if HTB’s equity capital (as calculated per the Merger Agreement) is less than $65,476,475 at the time of the closing of the Merger.

Each outstanding share of BFC’s common stock shall remain outstanding and unaffected by the Merger.

Representations and Warranties. The Merger Agreement contains usual and customary representations and warranties that BFC and HTB made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between BFC and HTB and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between BFC and HTB rather than establishing matters of fact. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding BFC or HTB at the time they were made or otherwise.  The representations and warranties of the parties will not survive the closing.

Covenants; No Solicitation. Each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger. Additionally, HTB has agreed (i) not to initiate, solicit, induce or knowingly encourage or take any action or facilitate any alternative acquisition transaction or, subject to certain exceptions, participate in discussions or negotiations regarding, or furnish any non-public information relating to, any alternative acquisition transaction and (ii) subject to certain exceptions, not to withdraw or modify, in a manner adverse to BFC, the recommendation of the HTB board of directors that HTB’s shareholders approve the Merger Agreement and the Merger. In the event that HTB receives a proposal with respect to an alternative acquisition transaction that HTB board of directors determines is superior to the Merger, BFC will have an opportunity to match the terms of such proposal, subject to certain requirements.

Conditions to Closing. Consummation of the Merger is subject to various customary conditions, including (i) approval of the Merger Agreement and the Merger by shareholders of HTB; (ii) the receipt of certain regulatory approvals; (iii) no injunctions or other legal restraints preventing the consummation of the Merger; (iv) the U.S. Securities and Exchange Commission (“SEC”) having declared effective BFC’s registration statement covering the issuance of shares of BFC’s common stock in the Merger; (v) the receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (vi) the accuracy of representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers); and (vii) the absence of a material adverse effect with respect to either BFC or HTB.

Termination. The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or an application for such approval has been permanently withdrawn at the request of a governmental authority, (iii) by either party if the approval of the shareholders of HTB is not obtained, (iv) by either party in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days, (v) by either party if the Merger is not consummated on or before May 31, 2023, subject to automatic extension to June 30, 2023 if the only outstanding closing condition is the receipt of regulatory approvals, (vi) by BFC if HTB’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call a special HTB shareholder meeting to vote on the Merger, or (vii) by HTB in order to enter into an agreement to a superior proposal.

HTB also has the right to terminate the Merger Agreement in the event that (A) the price of BFC’s common stock declines by more than 15%, and (B) the decline of the price of BFC’s common stock is 15% greater than the change in the price of the NASDAQ Bank Index over the same period of time. In the event that such a decline in the price of BFC’s common stock occurs, BFC shall have the right, but not the obligation, to “fill” the decline by adjusting the Merger Consideration as further described in the Merger Agreement.

Termination Fee. HTB will pay BFC a termination fee equal to $6.2 million in the event (i) the Merger Agreement is terminated by BFC because HTB’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call a special HTB shareholder meeting to vote on the Merger, (ii) HTB terminates this agreement in order to accept a superior proposal, or (iii) the Merger Agreement is terminated (A) by either BFC or HTB because the required HTB shareholder approval is not obtained or (B) the Merger Agreement is terminated by BFC because of HTB’s material breach of representations, warranties or covenants, HTB receives an acquisition proposal after the date of the Merger Agreement but before it is terminated, and HTB enters into an agreement for or completes an acquisition transaction within 12 months of the termination of the Merger Agreement.

Corporate Governance. Pursuant to the Merger Agreement, BFC and Bank First will take all necessary actions to appoint Tim McFarlane, President and Chief Executive Officer of Hometown, as President and director of BFC and Bank First, N.A. at the effective time of the Merger.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and certain exhibits attached thereto, a copy of which is filed as Exhibit 2.1 attached hereto and incorporated by reference herein. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding BFC, its affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of BFC that will include a proxy statement of HTB and a prospectus of BFC and that will be filed with the SEC.

Voting Agreements

In connection with entering into the Merger Agreement, the directors and executive officers of HTB and Hometown Bank have entered into voting agreements (the “HTB Voting Agreements”), pursuant to which each such director and executive officer agreed to vote his, her or its shares of HTB common stock in favor of approval of the Merger Agreement and transactions contemplated therein and against certain other actions, proposals, transactions or agreements that would be detrimental to the consummation of the Merger. The HTB Voting Agreements generally prohibit the sale or transfer of the shares held by each such shareholder until the earlier of (i) termination of the Merger Agreement or (ii) receipt of the approval of the shareholders of HTB. The HTB Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the amendment of the Merger Agreement in any manner that materially and adversely affects any rights of the shareholder, (iii) the termination of the Merger Agreement or (iv) three years from the date of the HTB Voting Agreements.

The foregoing summary of the HTB Voting Agreements is qualified in its entirety by reference to the complete text of such documents, a form of which is included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the directors of HTB and Hometown Bank will enter into a Non-Competition and Non-Disclosure Agreement with BFC, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers with whom such directors had material contact, non-competition within a restricted territory and non-recruitment of employees.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Item 8.01	Other Events

On July 26, 2022, BFC and HTB issued a joint press release announcing the entry into the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.1 attached hereto and incorporated by reference herein.

In connection with the announcement of the Merger Agreement, BFC intends to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors.  The slides that will be made available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on BFC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of HTB’s business into BFC, (5) the failure to obtain the necessary approval by the shareholders of HTB, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by BFC to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of HTB’s operations into the operations of BFC will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by BFC’s issuance of additional shares of its common stock in the Merger transaction, (13) the successful and timely closing of the pending acquisition of Denmark Bancshares, Inc., and (14) general competitive, economic, political and market conditions. Other relevant risk factors may be detailed from time to time in BFC’s reports and filings with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither BFC nor HTB undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, BFC and HTB claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Merger and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the proposed Merger, BFC will file with the SEC a registration statement on Form S-4 that will include a proxy statement of HTB and a prospectus of BFC, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BFC, HTB AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of HTB seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by BFC through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by BFC will also be available free of charge on the Investor Relations page of BFC’s website at https://ir.bankfirst.com/financial-information/regulatory-filings/default.aspx, or by directing a written request to Bank First Corporation, P.O. Box 10, Manitowoc, Wisconsin 54221-0010, Attn: Kelly Dvorak. BFC’s telephone number is (920) 652-3100.

Participants in the Transaction

BFC, HTB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of HTB in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about BFC and its directors and officers may be found on BFC’s Investor Relations page at https://ir.bankfirst.com/corporate-profile/documents/default.aspx and in BFC’s proxy statement filed with the SEC on April 22, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated July 25, 2022, by and between Bank First Corporation and Hometown Bancorp, Ltd.
99.1	Joint Press Release of Bank First Corporation and Hometown Bancorp, Ltd., dated July 26, 2022
99.2	Investor Presentation dated July 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date:	July 26, 2022	By:	/s/ Kevin LeMahieu
Kevin LeMahieu
Chief Financial Officer